UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 20, 2026

NANO MOBILE HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Nevada	File Number: 000-55155	98-0659770
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 306, 3/F., Kwong Kin Trade Centre No. 5 Kin Fat Street, Tuen Mun, HK
(Address of principal executive offices) (Zip Code)

(424) 358-1046
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.00001	VNTH	OTCMKTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 25, 2026, the Board of Directors of Nano Mobile Healthcare, Inc. (the “Company”) approved the engagement of AOGB CPA Limited (“AOGB”), Hong Kong, an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) (PCAOB ID No. 7020), as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of AOGB, neither the Company nor anyone acting on its behalf consulted AOGB regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that AOGB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01. Other Events.

Completion of Audit by PCAOB-Registered Independent Auditor

On October 20, 2026, AOGB CPA Limited (“AOGB”), Hong Kong, an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) (PCAOB ID No. 7020), completed its audit of the financial statements of Nano Mobile Healthcare, Inc. (the “Company”) and issued its Report of Independent Registered Public Accounting Firm dated October 20, 2026.

The audited financial statements consist of the Company’s balance sheets as of December 31, 2025 and 2024, and the related statements of operations and comprehensive loss, stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2025, and the related notes (collectively, the “Financial Statements”). AOGB conducted its audits in accordance with the standards of the PCAOB.

In its report, AOGB expressed its opinion that the Financial Statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Explanatory Paragraph

AOGB’s report includes an explanatory paragraph stating that the Company’s continuing operating losses and cash outflows from operating activities, its net current liabilities and net liabilities financial position, and its need to raise additional funds to meet its obligations raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are described in Note 3 to the Financial Statements. The Financial Statements do not include any adjustments that might result from the outcome of this uncertainty. The Company was not required to have, and AOGB was not engaged to perform, an audit of the Company’s internal control over financial reporting.

Summary of Audited Financial Information

As reflected in the Financial Statements, as of December 31, 2025, the Company had total assets of $2,210, consisting entirely of cash and cash equivalents; total liabilities of $53,901, consisting of $4,203 of short-term borrowings and a $49,698 non-interest-bearing convertible note; and a total stockholders’ deficit of $51,691. The Company generated no revenue during the years ended December 31, 2025 and 2024, and reported net losses of $4,043 and $6,803, respectively. As of December 31, 2025, the Company was a holding company with no business operations.

The notes to the Financial Statements also describe events occurring after December 31, 2025, including (i) the assignment of the Company’s outstanding convertible indebtedness to successive new holders and the related reissuance of the convertible note; (ii) the completion, on July 29, 2026, of the sale by Opportunity Zones Capital LLC, the Company’s former controlling shareholder, of 50,000,000 shares of the Company’s Special 2021 Series A Preferred Stock to Mr. Cheng Chung Sing; and (iii) the Company’s entry into a share exchange and acquisition agreement with Neptune Engineering (Marine) Limited, a Hong Kong company, which had not been completed as of the date the Financial Statements were issued.

Periodic Reporting

The completion of the audit is an important step toward the Company becoming current in its periodic reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A copy of the Financial Statements, including the Report of Independent Registered Public Accounting Firm, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the Company’s intention to file its Annual Report on Form 10-K, become current in its reporting obligations, obtain additional financing and complete the proposed acquisition of Neptune Engineering (Marine) Limited. Words such as “intends,” “expects,” “plans,” “will” and similar expressions identify forward-looking statements. These statements are based on management’s current expectations and are subject to risks and uncertainties, including the Company’s ability to continue as a going concern, that could cause actual results to differ materially. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Audited Financial Statements of Nano Mobile Healthcare, Inc. as of and for the years ended December 31, 2025 and 2024, including the Report of Independent Registered Public Accounting Firm of AOGB CPA Limited dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO MOBILE HEALTHCARE, INC

Dated:	October 21, 2026 By:	/s/ Roy Watson
Roy Watson
President